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                                                     Exhibit 10.2

                          ARRIS PHARMACEUTICAL CORPORATION

                                  1989 STOCK PLAN

                                Adopted May 16, 1989
                       As Amended by the Board March 25, 1992
                      Approved by Stockholders March 25, 1992
                       As Amended by the Board April 6, 1993
                      Approved by Stockholders October 5, 1993
                       As Amended by the Board April 20, 1994
                       Approved by Stockholders June 7, 1994
                      As Amended by the Board February 8, 1995
                       Approved by Stockholders June 7, 1995
                     As Amended by the Board February 27, 1996
                       Approved by Stockholders June 5, 1996
                      As Amended by the Board February 6, 1997
                      Approved by Stockholders _________, 1997


    1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Directors of and Consultants to the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

    2.   Definitions.  As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

         (b)  "Board" means the Board of Directors of the Company.

         (c)  "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

         (e)  "Common Stock" means the Common Stock of the Company.

         (f) "Company" means Arris Pharmaceutical Corporation, a Delaware corporation.

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         (g)  "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such services, provided that the term Consultant shall not include Directors who are not compensated for their services as a Director or are paid only a director's fee by the Company.

         (h) "Continuous Status as an Employee, Director or Consultant" means the absence of any interruption or termination of the individual's service relationship with the Company, whether through employment or as a Director or Consultant. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

         (i)  "Director" means a member of the Board.

         (j) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (l) "Fair Market Value" means the value of the Common Stock of the Company as determined in good faith by the Administrator.

         (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (n) "Non-Employee Director" means a Director who either (i) is not a current Employee or officer of the Company or its Parent or Subsidiary, does not receive compensation (directly or indirectly) from the Company or its Parent or Subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (p)  "Option" means a stock option granted pursuant to the Plan.

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         (q)  "Optioned Stock" means the Common Stock subject to an Option.

         (r) "Optionee" means an Employee or Consultant who receives an Option.

         (s) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the
Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax-qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving compensation, either directly or indirectly, for personal services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (t) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (u)  "Plan" means this 1989 Stock Plan, as amended from time to time.

         (v) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

         (w) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (x) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

         (y) "Stock Purchase Right" means the right to purchase Restricted Stock in accordance with the provisions of Section 11 below.

         (z) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is three million four hundred seven thousand five hundred (3,407,500) of Common Stock. Such share reserve is comprised of (i) the aggregate two million six hundred sixty-seven thousand five hundred (2,667,500) shares reserved under the Plan prior to the February 1997 amendment and restatement plus (ii) an additional seven hundred forty thousand (740,000) shares reserved pursuant to the February 1997 amendment and restatement. The shares may be authorized, but unissued, or reacquired Common Stock.

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         If an Option should expire or become unexercisable (for any reason)
without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

    4.   Administration of the Plan.

         (a) Procedure. The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may (but need not) be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 4 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

         (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a duly authorized committee, the specific duties delegated by the Board to such duly authorized committee, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

              (ii) to select the persons to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

              (v) to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

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              (vii)     to determine whether and under what circumstances an
Option may be settled in cash under subsection 9(f) instead of Common Stock;

              (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

              (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

         Notwithstanding the foregoing, the Company does not have the ability to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

         (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of awards granted under the Plan.

    5.   Eligibility.

         (a) Stock Purchase Rights may be granted to Employees, Directors and Consultants.

         (b) Nonstatutory Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

         (c) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionees during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

         (d) No person shall be eligible to be granted Options covering more than three hundred thousand (300,000) shares of the Company's Common Stock in any calendar year.

         (e) For purposes of Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

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         (f)  The Plan shall not confer upon any grantee of an award under the Plan any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

    6. Term of Plan. The Plan shall be come effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the Shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

    7. Term of Option. The term of each Option shall be the term stated in the Option agreement; provided, however, that the term of an Option shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option agreement.

    8.   Option Exercise Price and Consideration.

         (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

              (i)  In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the

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Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws. In making its determination as of the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 153 of the Delaware Corporation law).

    9.   Exercise of Option.

         (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a divided or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), such Optionee may,

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but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), exercise his Option of the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (c)  Disability of Optionee.  Notwithstanding the provisions of
Section 9(b) above, in the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    10. Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that in the case of a Nonstatutory Stock Option, the Option may be transferable to the extent specified in the Option agreement, in which case the Option may be transferred upon such terms and conditions as are set forth in the Option, as the Board or the

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Committee shall determine in its discretion, including (without limitation)
pursuant to a "domestic relations order" within the meaning of such rules, regulations or interpretations of the Securities and Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act. Notwithstanding the foregoing, the person to whom an Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

    11.  Stock Purchase Rights.

         (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall not exceed thirty (30) days (or such longer time as may be determined by the Administrator) from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

         (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

         (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

         (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, grantees of an Option or Stock Purchase Right may satisfy

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withholding obligations as provided in this paragraph. When a grantee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the grantee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the grantee may satisfy such obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         All elections by a grantee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

         (a)  the election must be made on or prior to the applicable Tax
Date;

         (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

         (c) all elections shall be subject to the consent or disapproval of the Administrator;

         (d) if the grantee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by a grantee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the grantee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such grantee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

    13. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, and the maximum number of shares of Common Stock that may be covered by Options granted to any person pursuant to the limitation in Section 5(d), as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of

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consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such
proposed action.   In the event of a merger of the Company with or into
another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

    14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each person to whom an Option is so granted within a reasonable time after the date of such grant.

    15.  Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any grantee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Sections 162(m) or 422 of the Code (or any other applicable law or regulation, including the requirements of the Nasdaq National Market or any established stock exchange in which the Shares are then listed), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the grantee and the Board, which agreement must be in writing and signed by the grantee and the Company.

    16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of the Nasdaq National Market or any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    18. Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

    19. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

    20. Information to Optionee. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annul reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

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